UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 4, 2008 (Date of earliest event reported: August 30, 2008)

LAZY DAYS’ R.V. CENTER, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)

6130 Lazy Days Boulevard
Seffner, Florida 33584-2968
(Address of Principal Executive Offices, including Zip Code)

(800) 626-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 30, 2008, Lazy Days’ R.V. Center, Inc. (the “Company”) entered into Amendment No. 3 to the Third Amended and Restated Credit Agreement (the “Agreement”), originally dated as of July 15, 1999, amended and restated as of July 31, 2002, amended and restated as of May 14, 2004, amended and restated as of February 22, 2007, amended and restated as of January 14, 2008, and amended and restated as of April 14, 2008 by and among the Company, Bank of America, N.A., as Administrative Agent and as Collateral Agent and the Lenders thereto.

The Agreement modifies the margins incorporated into the definitions “Adjusted LIBOR Rate” and “Adjusted Prime Rate”, amends the minimum requirements for the “Current Ratio” test, incorporates a “Working Capital” requirement and suspends the minimum requirement for the “Interest Coverage Ratio” through June 30, 2009.The Agreement also modifies Schedule A to the Credit Agreement with respect to the aggregate maximum Floor Plan Commitment with each Lender. The aggregate maximum Floor Plan Commitment through March 31, 2009, will be $100,000,000, and the aggregate maximum Floor Plan Commitment thereafter will be $80,000,000 through Termination Date. At any time after March 31, 2009, and before the Termination Date, the Company may request that the Lenders increase the aggregate Floor Plan Credit Commitment to $100,000,000. In addition, the Agreement amended related definitions and contained immaterial modifications to various other provisions of the Original Credit Agreement. The Agreement Termination Date is February 22, 2011.

This summary is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.46 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

10.46 Amendment No. 3 to the Third Amended and Restated Credit Agreement dated as of August 30, 2008 (the “Agreement”), originally dated as of July 15, 1999, amended and restated as of July 31, 2002, amended and restated as of May 14, 2004, amended and restated as of February 22, 2007, amended and restated as of January 14, 2008, and amended and restated as of April 14, 2008 by and among the Company, Bank of America, N.A., as Administrative Agent and as Collateral Agent and the Lenders thereto.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date:  September 4, 2008

                                  LAZY DAYS’ R.V. CENTER, INC.

                                 By:          /s/ Randall Lay ________________
                                 Name:     Randall Lay
                                                                         Title:       Chief Financial Officer